                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-5269

                             THE BRAZIL FUND, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                                 345 Park Avenue
                            New York, New York 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        6/30

Date of reporting period:       12/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

The Brazil Fund, Inc.

Semiannual Report to Stockholders

December 31, 2003

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Brazilian issuers.

The Brazil Fund, Inc.

Investment Objective and Policies

• long-term capital appreciation through investment primarily in equity securities of Brazilian issuers

Investment Characteristics

• closed-end investment company investing in a broad spectrum of Brazilian industries

• a vehicle for international diversification through participation in the Brazilian economy

General Information

Executive Offices

The Brazil Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

Scudder Closed-End Fund Info Line (800) 349-4281

Web Site

www.TheBrazilFund.com

or visit our Direct Link:

CEF.Scudder.com (Do not use www.)

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Debevoise & Plimpton

Custodian

Brown Brothers Harriman & Co.

Independent Auditors

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol - BZF

Contents

<Click Here> Portfolio Management Review

<Click Here> Other Information

<Click Here> Investment Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Dividend Reinvestment and Cash Purchase Plan

<Click Here> Investment Manager

<Click Here> Privacy Statement

Investments in funds involve risks. The fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of The Brazil Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Portfolio Managers Paul Rogers and Tara Kenney discuss the recent market environment and their strategy in managing The Brazil Fund, Inc. during the six-month period ended December 31, 2003.

Q: How did Brazil's stock market perform during the second half of the year?

A: Stocks in Brazil rallied strongly in the second half. After pausing in June and July to digest a 30%-plus gain from its February low, the Brazilian market trended sharply higher from the beginning of August through the end of December. The Bovespa Stock Index closed the year at 22,236, in local currency terms. In comparison, the index closed at a low of 9,995 on February 26, 2003. The index now stands far above its previous high-water mark - set in March 2000 - of 18,951. However, for dollar investors, it is still some 35% below its peak in 1997.

Of course, a portion of this year's rally in Brazil was a result of the rebound that took place across all global markets. During the past year, lower interest rates in the United States, an improvement in global growth and a fading focus on geopolitical issues led to an increased appetite for risk among investors. This provided a boost to the more-aggressive areas of the investment spectrum, particularly emerging-markets equities. Brazil was a standout within the asset class, as investors favored its stock market for a variety of reasons: improving fiscal balance, lower interest rates, continued progress on the reform front and higher commodity prices. This confluence of positive factors provided welcome relief to a market that had lost almost half of its value from March 2000 through March 2003.

Q: How did the fund perform in this favorable environment?

A: The fund's net asset value (NAV) total return was 57.49% for the six-month reporting period. Its share price - quoted on the NYSE - returned 64.23% to close at $23.95 per share. For the full 2003 calendar year, the fund produced a total return of 109.45% at NAV, while its share price gained 120.99%. This represents the largest gain in a single calendar year in the fund's history. Also, over the 12-month period, the share price discount to net asset value decreased from 17.5% to 12.9%.

The fund underperformed its benchmark, the Bovespa Index, for the six-month reporting period. This is due largely to our focus on higher-quality companies. As always, we continue to emphasize companies with limited debt relative to cash flow, competitive market strength, high return on invested capital and strong management. At the times when investors' risk aversion is low and lower-quality companies are rallying, this approach may lead to underperformance. However, we believe the most effective long-term strategy is to buy and hold what we see as Brazil's best companies regardless of short-term market trends. We feel this is borne out by the fund's long-term performance results - for the three-, five- and 10-year periods ended December 31, 2003, the fund's average annual market price returns were 16.94%, 21.18% and 10.40%, respectively, compared with -.69%, 6.41% and 9.06%, respectively, for the Bovespa. We believe the fund's performance has been helped by its closed-end structure, which allows us to invest for the long term without having to maintain cash or other highly liquid securities to accommodate potential shareholder redemptions.

We continue to focus on the fund's illiquid and small-cap companies which have attributed to the fund's long-term outperformance. A small-cap that performed particularly well for the fund during this period was Sadia, which outperformed Bovespa by more than 100% during the period.

Q: Will you discuss the political and economic backdrop in Brazil?

A: With economic growth beginning to pick up, inflationary expectations and interest rates declining, and improvement in the country's budget, the macroeconomic backdrop for stocks has become much more favorable. In addition, a continued positive political agenda, with progress on the reform front, has given Brazil an added catalyst for good performance.

The economic picture has been favorable for Brazil. The recovery in global growth has provided a boost to all emerging-markets economies, but Brazil in particular has benefited as rising demand from China has contributed to a sharp increase in commodities prices. This has been a positive both for commodity-oriented Brazilian companies in the iron ore, pulp and steel sectors - which have seen strong top-line growth - and for the government, which has benefited from higher tax revenues and an improved trade balance. Expectations for 2004 gross domestic product growth now range between 4% and 4.5%, which has driven positive earnings revisions and some expansion in price-to-earnings multiples. Inflation expectations have remained muted despite this pickup in growth, which has allowed the Central Bank to cut interest rates to 17% (versus a high of 27% in December 2002). Lower interest rates have led to an increase in credit availability, enabling consumers to begin buying durables such as autos and "white goods" (washing machines, etc.), which in turn has helped Brazil's steel producers.

The political backdrop, which has been positive since President Luis Inacio Lula da Silva ("Lula") took office in October 2002, also continued to improve. The process of reform remains on track, as the government recently addressed the shortfall in the social security system and passed a tax simplification plan that standardizes tax rates among the states. With the political picture increasingly stable, and electricity and other reforms showing progress, country risk has diminished. The improvement in Brazil's economic and political situation also helped the country close an agreement with the International Monetary Fund that gives it a standby credit facility of US $14 billion. The program is preventive, and no drawings are expected.

Despite the progress Brazil has made in recent years, much work remains to be done. Both the corporate sector and the government continue to have sizable debt balances, and the government needs to build its dollar reserves to protect against a global downturn. In addition, exports need to grow beyond commodities into more manufactured and value-added goods. Brazil's export-led recovery has not yet led to domestic job growth, which is depressing real wages and household consumption. Although looser credit has boosted the sales of big-ticket items, the overall picture for retailers remains mixed as consumers have yet to regain their confidence. Growth in domestic consumption will be a necessary next phase for Brazil's economy in order to ensure that the export-led recovery stays on track.

Q: What changes did you make to the portfolio during the period?

A: For most of the year, the portfolio was overweight in materials stocks such as those in the steel, mining, and pulp and paper sectors. This was a significant positive for fund returns, since all of these industry groups delivered strong market performance. However, we opted to trim the fund's position in this area in order to book profits and maintain appropriate diversification in the fund. We still like the fundamental story of many materials stocks and have been adding to selected steel and iron ore companies such as Usinas Siderurgicas de Minas Gerais SA, Companhia Siderurgica Nacional and Companhia Vale do Rio Doce, which stand to benefit from both rising sales of white goods and higher demand from China.

An area that hurt the portfolio's relative performance was its underweight in electric utilities. The fund was underweight in this sector for much of the year, due to what we saw as a challenging regulatory environment and excessive dollar debt levels. We have since brought up the fund's weighting in this sector, as the government considers regulatory reform that creates a better pricing environment for utilities companies. We added to Companhia Energética de Minas Gerais (electricity) and Companhia Saneamento Basico de São Paulo SA (water), but lightened the fund's weighting in Companhia Paranaeuse de Energia - Copel (electricity) due to management concerns. Another notable shift was our decision to trim the fund's position in the fixed-line telecommunications companies Brasil Telecom and Tele Norte Leste Particpacoes SA. We believe the outlook for fixed-line firms is becoming less favorable due in part to increasing competition from wireless providers.

We also elected to trim our weighting in the consumer sector on share price appreciation, reducing positions in holdings Sadia (meat processing) and Souza Cruz (tobacco) after excellent returns in both stocks. In the banking sector, we rotated some assets out of top holdings of Banco Itau and into Banco Bradesco, which had underperformed and was thus available at an attractive price.

Q: What do you see as the potential risks and opportunities in 2004?

A: We see three important risk factors that could dampen investors' enthusiasm for Brazil. First, higher interest rates in the United States - which might hinder recovery in global growth - could take some of the energy out of emerging-markets economies. Second, any geopolitical event that increases investors' aversion to risk will likely cause a reaction in Brazil, given the country's continued high indebtedness and the fact that sovereign yields are at the low end of the historical range. Finally, investors could decide to take profits should a pickup in the domestic economy not be forthcoming or, conversely, if we were to see signs of higher inflation.

Having said this, we believe that the current environment remains positive. Ongoing global growth, combined with continuing low interest rates, provides the country with a benign environment in which to continue its efforts to enact reforms and strengthen its fiscal situation. In addition, we believe Brazil's stock market continues to offer a favorable combination of reasonable valuations and improving fundamentals. Brazilian stocks closed the year roughly at fair value with their historical averages, even as interest rates and the yield spread continued to move lower. At the same time, the earnings picture should remain positive. It is also important to note that local investors are underweight in the Brazilian equity market, so any pickup in buying by mutual funds and domestic pension funds should be a positive. Taking all of these factors together, we believe the backdrop remains favorable for Brazil's stock market.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Other Information

Resignation of Nicholas Bratt

On September 2, 2003, the Board of Directors accepted the resignation of Nicholas Bratt as a Director, President and member of the Executive and Valuation Committees of the fund, effective August 21, 2003, and approved a decrease in the size of the Board to seven members. The Board then elected Richard T. Hale as President of the fund.

Change in Officer

Effective December 4, 2003, Judith Hannaway no longer serves as Vice President of the fund.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at 1-800-621-1048.

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 29. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Brazil Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Share Repurchases

The Board of Directors of The Brazil Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the fund's Board of Directors, repurchases may be made at such time and in such amounts as the fund's Manager believes will further the achievement of the fund's objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the calendar year, plus (2) an estimate of shares to be issued in connection with the current calendar year's dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current calendar year's dividends are estimated at 50% of the number of shares issued in connection with the prior calendar year's dividends or until such time during the calendar year that the fund's Manager has a more accurate projection of the calendar year's dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the six-month period ended December 31, 2003, 96,400 fund shares were repurchased by the fund pursuant to the share repurchase plan as described above representing 0.6% of the shares outstanding as of June 30, 2003.

Net Asset Value

The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

Investment Summary as of December 31, 2003

Past results are not necessarily indicative of future performance of the Fund. Investment return and principal value will fluctuate.

Historical Information
	Total Return (%)
	Market Value		Net Asset Value[a]		Index[b]
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	36.48	-	33.36	-	40.07	-
One Year	120.99	120.99	109.45	109.45	140.73	140.73
Three Year	59.93	16.94	37.79	11.28	-2.05	-.69
Five Year	161.34	21.18	118.72	16.94	36.47	6.41
Ten Year	169.01	10.40	211.02	12.02	138.25	9.06

Per Share Information and Returns[a]
	Yearly periods ended December 31

	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
Net Asset Value ($)	31.10	20.73	25.75	26.42	14.92	23.86	21.91	18.49	13.46	27.49
Income Dividends ($)	-	.30	.55	.51	.75	.45	.42	.53	.27	.63
Capital Gains and Other Distributions ($)	2.46	1.05	.32	2.75	2.27	-	.50	.19	-	-
Total Return (%)	61.09	-23.31[c]	28.89[c]	19.75	-25.42	64.43	-3.47	-11.43	-25.72	109.45

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
b Bovespa Stock Index ($) is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
c Total returns would have been lower had certain expenses not been reduced.

Portfolio Summary as of December 31, 2003

Asset Allocation	12/31/03	6/30/03

Equity Securities	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/03	6/30/03

Materials	29%	24%
Consumer Staples	20%	22%
Financials	14%	15%
Energy	11%	11%
Telecommunication Services	9%	11%
Industrials	9%	9%
Utilities	7%	7%
Consumer Discretionary	1%	1%
	100%	100%

Ten Largest Equity Holdings (67.5% of Portfolio)
1. Petróleo Brasileiro SA	10.6%
2. Banco Itaú Holding Financeira SA	10.6%
3. Companhia de Bebidas das Americas	9.4%
4. Companhia Vale do Rio Doce	8.2%
5. Weg SA	5.6%
6. Companhia Siderurgica Nacional	5.3%
7. Gerdau SA	5.2%
8. Aracruz Celulose SA	4.4%
9. Souza Cruz SA	4.1%
10. Votorantim Celulose e Papel SA	4.1%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A monthly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request no earlier than 15 days after month end. Please call 1-800-349-4281.

Investment Portfolio as of December 31, 2003

	Shares	Value ($)

Equity Securities 99.6%
Consumer Discretionary 0.7%
Textiles, Apparel & Luxury Goods
So Paulo Alpargatas SA (Preferred)	47,579,600	3,290,998
Consumer Staples 19.5%
Beverages 9.4%
Companhia de Bebidas das Americas (Preferred)	162,899,565	41,633,332
Food & Drug Retailing 2.8%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (Preferred)	517,616,400	12,602,523
Food Products 3.2%
Sadia SA (Preferred)	10,198,045	14,037,081
Tobacco 4.1%
Souza Cruz SA (Voting)	1,735,943	18,172,919
Energy 10.6%
Oil & Gas
Petróleo Brasileiro SA (Preferred)	1,773,458	46,858,790
Financials 14.4%
Banks
Banco Bradesco SA (Preferred)	3,224,430,768	16,950,146
Banco Itaú Holding Financeira SA (Preferred)	471,779,480	46,827,152
		63,777,298
Industrials 9.0%
Aerospace & Defense 3.4%
Empresa Brasileira de Aeronautica SA (Preferred)	1,686,632	14,990,988
Electrical Equipment 5.6%
Weg SA (Preferred)	14,926,600	24,778,724
Materials 29.4%
Metals & Mining 20.9%
Caemi Mineracao e Metalurgica SA (Voting)	13,490,500	5,925,276
Companhia Siderurgica Nacional (Voting)	437,400,000	23,704,160
Companhia Vale do Rio Doce "A" (Preferred)**	716,104	36,455,303
Gerdau SA (Preferred)	1,086,680	22,924,945
Usinas Siderurgicas de Minas Gerais SA	325,600	3,822,971
		92,832,655
Paper & Forest Products 8.5%
Aracruz Celulose SA "B" (Preferred)	5,351,599	19,618,520
Votorantim Celulose e Papel SA (Preferred)	286,900,000	18,127,833
		37,746,353
Telecommunication Services 8.8%
Diversified Telecommunication Services 7.0%
Brasil Telecom SA (Preferred)	872,766,839	4,587,949
Brasil Telecom Participaçoes SA (Preferred)	1,184,456,600	8,852,190
Tele Norte Leste Participaçoes SA (Voting)*	4,377	53
Tele Norte Leste Participaçoes SA (Preferred)	838,807,592	13,176,082
Telemar Norte Leste SA "A" (Preferred)	219,434,100	4,371,227
		30,987,501
Wireless Telecommunication Services 1.8%
Tele Centro Oeste Celular Participaçoes SA (Preferred)	1,055,000,000	3,506,329
Telesp Celular Participaçoes SA (Preferred)*	1,680,000,000	4,398,271
		7,904,600
Utilities 7.2%
Electric Utilities 5.5%
Centrais Electricas Brasileiras SA "B" (Preferred)	380,000,000	5,940,169
Companhia Energética de Minas Gerais (Preferred)	842,171,369	15,363,839
Companhia Paranaense de Energia-Copel "B" (Preferred)	645,166,700	3,034,503
		24,338,511
Multi-Utilities & Unregulated Power 0.4%
Ultrapar Participaçoes SA (Preferred)	143,748,000	1,853,835
Water Utilities 1.3%
Companhia Saneamento Basico de São Paulo SA (Voting)	106,400,000	6,005,355
Total Equity Securities (Cost $171,099,516)		441,811,463

Cash Equivalents 0.4%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $1,974,976)	1,974,976	1,974,976
Total Investment Portfolio - 100.0% (Cost $173,074,492) (a)		443,786,439

* Non-income producing security.
** These shares have limited voting rights.
(a) The cost for federal income tax purposes was $173,144,580. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $270,641,859. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $284,346,557 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,704,698.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $171,099,516)	$ 441,811,463
Investment in Scudder Cash Management QP Trust, at value (cost $1,974,976)	1,974,976
Total investments in securities, at value (cost $173,074,492)	443,786,439
Brazilian Real, at value (cost $7,875,297)	7,889,520
Receivable for investments sold	2,121,079
Dividends receivable	3,817,949
Other assets	16,052
Total assets	457,631,039
Liabilities
Dividends payable	10,232,011
Accrued management fee	381,407
Other accrued expenses and payables	468,846
Total liabilities	11,082,264
Net assets, at value	$ 446,548,775
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(201,343)
Net unrealized appreciation (depreciation) on: Investments	270,711,947
Brazilian real related transactions	74,992
Accumulated net realized gain (loss)	(9,651,416)
Cost of 195,700 shares held in treasury	(3,033,037)
Paid-in capital	188,647,632
Net assets, at value	$ 446,548,775
Net Asset Value per share ($446,548,775 / 16,241,288 shares of common stock issued and outstanding, $.01 par value, 50,000,000 shares authorized)	$ 27.49

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended December 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $955,399)	$ 7,209,657
Interest - Scudder Cash Management QP Trust	9,474
Total Income	7,219,131
Expenses: Management fee	1,958,755
Administrator's fee	25,000
Services to shareholders	16,151
Custodian and accounting fees	509,268
Auditing	54,234
Legal	25,683
Directors' fees and expenses	42,379
Reports to shareholders	42,206
NYSE listing fee	16,625
Other	5,831
Total expenses	2,696,132
Net investment income (loss)	4,522,999
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(2,994,811)
Brazilian real related transactions (net of CPMF tax of $32,689)	61,905
(2,932,906)
Net unrealized appreciation (depreciation) during the period on: Investments	164,375,713
Brazilian real related transactions	(39,980)
164,335,733
Net gain (loss) on investment transactions	161,402,827
Net increase (decrease) in net assets resulting from operations	$ 165,925,826

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Six Months Ended December 31, 2003	Year Ended June 30, 2003
Operations: Net investment income (loss)	$ 4,522,999	$ 8,221,351
Net realized gain (loss) on investment transactions	(2,932,906)	(2,753,469)
Net unrealized appreciation (depreciation) on investment transactions during the period	164,335,733	39,198,993
Net increase (decrease) in net assets resulting from operations	165,925,826	44,666,875
Distributions to shareholders from: Net investment income	(10,232,012)	(4,437,987)
Fund share transactions: Cost of shares repurchased	(1,696,069)	(1,336,968)
Cost of shares reacquired	-	(150,372)
Net increase (decrease) in net assets from Fund share transactions	(1,696,069)	(1,487,340)
Increase (decrease) in net assets	153,997,745	38,741,548
Net assets at beginning of period	292,551,030	253,809,482
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of ($201,343) and $5,507,670, respectively)	$ 446,548,775	$ 292,551,030
Other Information
Shares outstanding at beginning of period	16,337,688	16,450,120
Shares repurchased	(96,400)	(99,300)
Shares reacquired	-	(13,132)
Net increase (decrease) in Fund shares	(96,400)	(112,432)
Shares outstanding at end of period	16,241,288	16,337,688

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2003[a]	2003	2002	2001	2000	1999[b]	1998[c]
Per Share Operating Performance
Net asset value, beginning of period	$ 17.91	$ 15.43	$ 19.63	$ 24.01	$ 17.03	$ 14.92	$ 26.42
Income (loss) from investment operations:
Net investment income (loss)[d]	.28	.50	.54	.67	.48	.26	.82
Net realized and unrealized gain (loss) on investment transactions	9.91	2.23	(4.02)	(4.13)	6.80	2.00	(9.30)
Total from investment operations	10.19	2.73	(3.48)	(3.46)	7.28	2.26	(8.48)
Less distributions from: Net investment income	(.63)	(.27)	(.53)	(.42)	(.30)	(.15)	(.75)
Net realized gains on investment transactions	-	-	(.19)	(.50)	-	-	(2.27)
Total distributions	(.63)	(.27)	(.72)	(.92)	(.30)	(.15)	(3.02)
Antidilution resulting from repurchase of shares at value	.02	.02	-	-	-	-	-
Net asset value, end of period	$ 27.49	$ 17.91	$ 15.43	$ 19.63	$ 24.01	$ 17.03	$ 14.92
Market value, end of period	$ 23.95	$ 14.95	$ 12.75	$ 15.15	$ 17.13	$ 14.75	$ 10.88
Total Return
Per share net asset value (%)[e]	57.49**	18.37	(17.54)	(14.01)	43.28	15.48**	(25.42)
Per share market value (%)[e]	64.23**	19.64	(11.67)	(7.00)	17.99	37.22**	(31.61)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	447	293	254	323	395	280	243
Ratio of expenses (%)	1.50*	1.65	1.52	1.44	1.49	1.67*	1.56
Ratio of net investment income (loss) (%)	2.52*	3.60	3.04	3.03	2.42	3.47*	3.57
Portfolio turnover rate (%)	4*	5	3	8	14	4*	17

a For the six months ended December 31, 2003.
b For the six months ended June 30, 1999. On May 26, 1999, the Fund changed the fiscal year end from December 31 to June 30.
c Year ended December 31.
d Based on average shares outstanding during the period.
e Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
* Annualized ** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

The Brazil Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

At December 31, 2003, the exchange rate for the Brazilian Real was US $0.3466 to 1 Real.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At June 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately $3,394,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2010 ($940,000) and June 30, 2011 ($2,454,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002, through June 30, 2003 the Fund incurred approximately $2,494,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending June 30, 2004.

The Fund may be subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 5,535,093
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (3,394,000)
Net unrealized appreciation (depreciation) on investments	$ 105,505,412

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended June 30,
	2003	2002
Distributions from ordinary income*	$ 4,437,987	$ 8,711,604
Distributions from long-term capital gains	$ -	$ 3,040,843

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of the current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $7,017,583 and $13,725,563, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly under the Management Agreement is equal to an annual rate of 1.20% of the first $150,000,000 of the Fund's average weekly net assets, 1.05% of the next $150,000,000 of such net assets, 1.00% of the next $200,000,000 of such net assets and 0.90% of such net assets in excess of $500,000,000. Accordingly, for the six months ended December 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.09% of the Fund's average weekly net assets.

The Fund and the Manager have an Administration Agreement with BankBoston Banco Multiplo S.A. ("BankBoston Banco"), pursuant to which BankBoston Banco acts as the Fund's Brazilian Administrator. The Fund has agreed to pay BankBoston Banco, for services rendered, an annual fee payable quarterly in Brazilian currency equal to $50,000 per year plus out-of-pocket expenses. For the six months ended December 31, 2003, the Administrator's Fee amounted to $25,000 of which $12,500 is unpaid at December 31, 2003.

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended December 31, 2003, the amount charged to the Fund by SISC aggregated $8,100, of which $5,400 is unpaid at December 31, 2003.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder service communications agent of the Fund. For the six months ended December 31, 2003, the amount charged to the Fund by SSC aggregated $7,500 of which $4,500 is unpaid at December 31, 2003.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated all accounting functions to SSB. SFAC compensates SSB out of the accounting fee it receives from the Fund. For the six months ended December 31, 2003, the amount charged to the Fund by SFAC aggregated $92,379, of which $12,602 is unpaid at December 31, 2003.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Foreign Investment and Exchange Controls in Brazil

Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies, such as more volatile prices and less liquid securities.

The Brazilian Government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its authorization, the Fund may also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for US federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes and in connection with the termination of the Fund (provided that the Fund's dissolution has been approved by shareholders of at least two-thirds of the Fund's outstanding shares). Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund's ability to make sufficient distributions, within applicable time periods, to qualify for the favorable US tax treatment afforded to regulated investment companies.

The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian Government may adversely affect the liquidity of the Brazilian stock market in the future.

E. Ownership of the Fund

At December 31, 2003, The President and Fellows of Harvard College held approximately 25% of the outstanding shares of the Fund.

F. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based on net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5.0 percent of its net assets under the agreement.

G. Common Stock

Shares issued in fiscal 2002 for the Dividend Reinvestment Plan were reacquired in the open market and retired in fiscal 2003.

H. Share Repurchases

The Fund has a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value per share. During the six months ended December 31, 2003 and the year ended June 30, 2003, the Fund purchased 96,400 and 99,300 shares of common stock on the open market at a total cost of $1,696,069 and $1,336,968, respectively. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchases, was 15.7% and 15.9%, respectively. These shares are held in treasury.

Report of Independent Auditors

To the Board of Directors and the Shareholders of The Brazil Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazil Fund, Inc. (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003, by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts February 25, 2004	PricewaterhouseCoopers LLP

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Brazil Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM is part of Deutsche Asset Management. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: Scudder New Asia Fund, Inc., Scudder Global High Income Fund, Inc., The Korea Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds, including The Brazil Fund, Inc. and The Korea Fund, Inc.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2003

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         The Brazil Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          The Brazil Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               February 27, 2004
                                    ---------------------------